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                                                                      EXHIBIT 16


                              SCUDDER FUNDS TRUST
                               POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Sheldon A. Jones, Joseph R. Fleming, Allison R. Beakley, Caroline Pearson and John Millette and each of them, severally, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                                 Title                     Date
----------------------------  ------------------------------  -----------------

/s/ Linda C. Coughlin
____________________          Trustee and President           November 14, 2000
Linda C. Coughlin

/s/ Henry P. Becton, Jr.
____________________          Trustee                         November 14, 2000
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll
____________________          Trustee                         November 14, 2000
Dawn-Marie Driscoll

/s/ Edgar R. Fiedler
____________________          Trustee                         November 14, 2000
Edgar R. Fiedler

/s/ Keith R. Fox
____________________          Trustee                         November 14, 2000
Keith R. Fox

/s/ Joan Edelman Spero
____________________          Trustee                         November 14, 2000
Joan Edelman Spero

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/s/ Jean Gleason Stromberg
____________________          Trustee                         November 14, 2000
Jean Gleason Stromberg

/s/ Jean C. Tempel
____________________          Trustee                         November 14, 2000
Jean C. Tempel

/s/ Steven Zaleznick
____________________          Trustee                         November 14, 2000
Steven Zaleznick

____________________          Treasurer (Principal Financial  November 14, 2000
John R. Hebble                and Accounting Officer)

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